Nicor Inc.
                                                                       Form 10-Q
                                                                    Exhibit 10.3


     BNY MIDWEST
     TRUST
     COMPANY

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                                ESCROW AGREEMENT

                                     between


                    NICOR INC. and the parties listed as
              INDIVIDUAL INSUREDS on the Signature Pages hereto

                                       and

                            BNY MIDWEST TRUST COMPANY




                           Dated as of April 23, 2004






                            ACCOUNT NUMBER(S) 268664


            SHORT TITLE OF ACCOUNT: Nicor Insured Escrow Account




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



                                ESCROW AGREEMENT
                                ----------------

           This ESCROW AGREEMENT, dated as of April 23, 2004 (this "Agreement"), is by and among Nicor Inc., an Illinois corporation ("Nicor"), the other parties listed as Individual Insureds on the signature pages hereto (the "Individual Insureds" and together with Nicor, the "Insureds"), and BNY Midwest Trust Company, an Illinois trust company, as escrow agent ("Escrow Agent").

           WHEREAS, the Individual Insureds are or formerly were directors or officers of Nicor;

           WHEREAS, the Individual Insureds are insureds under Nicor's Directors and Officers Liability Insurance Policy with [***] ("[***]"), Policy Number [***] (the "Policy");

           WHEREAS, the Insureds and [***] have entered into the Agreement and Mutual Release (the "[***] Agreement") dated concurrently herewith, providing for the settlement for any and all claims under the Policy by the Insureds in exchange for a payment by [***] of twenty nine million dollars ($29,000,000) (the "Coverage Amount").

           WHEREAS, a condition to the Individual Insureds' execution of the [***] Agreement is that the Coverage Amount be available to the Individual Insureds to pay claims which would otherwise have been payable under the Policy ("Covered Claims");

           WHEREAS, the Insureds desire to establish an escrow fund with the funds representing the Coverage Amount to be available for Covered Claims.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                 I. INSTRUCTIONS

           1. Escrow Property. The Insureds hereby agree to direct [***] to deposit the Coverage Amount of twenty nine million dollars ($29,000,000) with Escrow Agent to be held in accordance with the terms hereof (the "Escrow Property"). Escrow Agent shall accept the amounts so deposited and agrees to establish and maintain the Escrow Property in the manner provided herein.


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           2. Purpose of Escrow. The Escrow Property established and maintained by Escrow Agent hereunder is for the sole purpose of providing coverage to the Individual Insureds for Covered Claims.

           3. Investment of Escrow Property. Upon written directions from Nicor and two-thirds (2/3) of the Individual Insureds, Escrow Agent shall invest or reinvest Escrow Property without distinction between principal and income, in the following:

           One or more short-term market instruments including but not limited to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, bank instruments, corporate debt securities issued by U.S. or foreign companies, commercial paper, demand instruments, adjustable rate obligations, asset- backed securities, restricted securities, fully collateralized repurchase agreements or money market funds subject to the requirements of the Investment Company Act of 1940, as amended, invested in any one or more of the aforementioned types of instruments.

           Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with paragraph 4 of the Terms and Conditions.

           4. Distributions. Upon the final settlement and/or adjudication of any Covered Claim for which the Individual Insureds are not otherwise indemnified, Nicor shall deliver written notice to Escrow Agent and the Individual Insureds of such settlement or judgment and such notice shall include the amount to be paid, the party or parties to receive payment and the dates such payment is to be made (the "Payment Notice"). Unless two-thirds (2/3) or more of the Individual Insureds object within five (5) business days after receiving the Payment Notice, Escrow Agent shall pay the amounts out of the Escrow Property as indicated in the Payment Notice. If more than two-thirds (2/3) of the Individual Insureds object to the payment or payments described in the Payment Notice, no payment shall be made without the subsequent consent of Nicor and two-thirds (2/3) of the Individual Insureds or upon the order of a court of competent jurisdiction. Within ten (10) business days after the final settlement and/or adjudication of the litigation entitled In Re Nicor, Inc. Derivative Litigation, any and all amounts remaining in the Escrow Property shall be paid to Nicor. For purposes of this Agreement, final settlement and/or adjudication shall mean an executed, enforceable and court approved settlement or non-appealable judgment by a court of competent jurisdiction.

           5. Termination of Escrow Agreement. This Agreement shall terminate upon payment or distribution of all Escrow Property, including all undistributed interest or income earned or accrued with respect thereto in accordance with
Section 3.


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           6. Compensation.

                (a) At the time of execution of this Escrow Agreement, Nicor shall pay Escrow Agent an acceptance fee of $0.00. In addition, Nicor shall pay Escrow Agent an annual fee of $0.00, payable upon execution of this Agreement and thereafter on each anniversary date of this Agreement. The annual fee shall not be pro-rated for any portion of a year.

                (b) Nicor shall pay all activity charges as per Escrow Agent's current fee schedule.

                (c) Nicor shall be responsible for and shall reimburse Escrow Agent upon demand for all expenses, disbursements and advances incurred or made by Escrow Agent in connection with this Agreement.

           7. Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) the expiration of three (3) Business Days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for a party as shall he specified by like notice):

                (a) if to the Purchaser, to:

                     Nicor Inc.
                     1844 Ferry Road
                     Naperville, IL 60563-9600
                     Telecopy: (630) 983-9328
                     Attention:  Dave Shurr


                     with copies to:

                     Nicor, Inc.
                     1844 Ferry Road
                     Naperville, IL 60563-9600
                     Telecopy: (630) 983-3559
                     Attention:  Paul Gracey

                     (b) if to any Individual Insured, to it at the address(es) set forth on the signature pages hereof

                 (c) If to Escrow Agent, to:

                     2 N. LaSalle Street
                     Suite 1020
                     Chicago, IL 60602
                     Telecopy: (312) 827-8542

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                     Attention:   Corporate Trust

                     II. TERMS AND CONDITIONS:

           1. The duties, responsibilities and obligations of Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the Insureds or to which any Insured is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any Insured or any entity acting on its behalf. Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.


           2. This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

           3. If at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

           4. (a) Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from any Insured or any entity acting on behalf of any Insured, (ii) for any consequential, punitive or special damages,
(iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit.

              (b) If any fees, expenses or costs incurred by, or any obligations owed to, Escrow Agent hereunder are not promptly paid when due, Escrow Agent may reimburse itself therefor from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose.


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                (c) As security for the due and punctual performance of any and all of Insureds' obligations to Escrow Agent hereunder, now or hereafter arising, Insureds, individually and collectively, hereby pledge, assign and grant to Escrow Agent a continuing security interest in, and a lien on, the Escrow Property and all Distributions thereon or additions thereto (whether such additions are the result of deposits by the Insureds or the investment of Escrow Property). The security interest of Escrow Agent shall at all times be valid, perfected and enforceable by Escrow Agent against the Insureds and all third parties in accordance with the terms of this Escrow Agreement.

                (d) Escrow Agent may consult with legal counsel at the expense of the Insureds as to any matter relating to this Escrow Agreement, and Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

                (e) Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

           5. Unless otherwise specifically set forth herein, Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to Escrow Agent's usual collection practices or terms regarding items received by Escrow Agent for deposit or collection. Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

           6. Escrow Agent shall provide to Insureds monthly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Insureds unless Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

           7. Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

           8. Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the "Notices" provision herein (or to such other address as may be substituted therefor by written notification to Escrow Agent or Insureds). Notices to Escrow Agent shall be deemed to be given when actually received

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by Escrow Agent's Corporate Trust Division. Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by Insureds or by a person or persons authorized by Insureds. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which Escrow Agent is open for business.

           9. Nicor shall be liable for and shall reimburse and indemnify Escrow Agent and hold Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "Losses") arising from or in connection with or related to this Escrow Agreement or being Escrow Agent hereunder (including but not limited to Losses incurred by Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

            10. (a) Insureds may remove Escrow Agent at any time by giving to Escrow Agent thirty (30) calendar days' prior notice in writing signed by Nicor and two-thirds (2/3) of the Insureds. Escrow Agent may resign at any time by giving to the Insureds thirty (30) calendar days' prior written notice thereof.

                (b) Within ten (10) calendar days after giving the foregoing notice of removal to Escrow Agent or receiving the foregoing notice of resignation from Escrow Agent, Nicor and two-thirds (2/3) of the Individual Insureds shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, Escrow Agent may, in its sole discretion, apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by Escrow Agent in connection with such proceeding shall be paid by, and be deemed an obligation of, Nicor.

                (c) Upon receipt of the identity of the successor Escrow Agent, Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less Escrow Agent's fees, costs and expenses or other obligations owed to Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

                (d) Upon delivery of the Escrow Property to successor Escrow Agent, Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

            11. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by Escrow Agent hereunder, Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless Escrow Agent receives written instructions,

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signed by all Insureds, which eliminates such ambiguity or uncertainty.

                (b) In the event of any dispute between or conflicting claims by or among the Insureds and/or any other person or entity with respect to any Escrow Property, Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and Escrow Agent shall not be or become liable in any way to the Insureds for failure or refusal to comply with such conflicting claims, demands or instructions. Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent or (ii) Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Insureds.

           12. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the Insureds hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as Escrow Agent may select. Each of the Insureds hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction any Insured may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each Insured waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

           13. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

           14. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

           15. Each Insured hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes

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its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by Insured do not and will not violate any applicable law or regulation.

           16. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

           17. This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

           18. This Agreement shall terminate upon the distribution of all Escrow Property from the Account. The provisions of these Terms and Conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of Escrow Agent.

           19. Except as may be required by law, legal or civil administrative process or stock exchange rule, no printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "BNY Midwest Trust Company" by name or the rights, powers, or duties of Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of Escrow Agent.

           20. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

           21. This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

           22. Escrow Agent does not have any interest in the Escrowed Property deposited hereunder but is serving as escrow holder only and having only possession thereof. Nicor shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrowed Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Property shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrowed Property and is not responsible for any other reporting. This paragraph and paragraph (9) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of Escrow Agent.

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           IN WITNESS WHEREOF, Nicor, the Individual Insureds and Escrow Agent
have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, as of the date first above written.

                               NICOR INC.


                               By:  /s/ Russ M. Strobel
                                  ----------------------------
                                  Name:  Russ M. Strobel
                                  Title:   President


                               INDIVIDUAL INSUREDS:



                               /s/ Thomas L. Fisher
                               -------------------------------
                               Name:  Thomas L. Fisher
                               Address:  [***]


                               /s/ Kathleen L. Halloran
                               -------------------------------
                               Name:  Kathleen L. Halloran
                               Address:  [***]


                               /s/ George M. Behrens
                               -------------------------------
                               Name:  George M. Behrens
                               Address:  [***]


                               /s/ Phillip S. Cali
                               -------------------------------
                               Name:  Philip S. Cali
                               Address:  [***]


                               /s/ Robert M. Beavers
                               -------------------------------
                               Name:  Robert M. Beavers
                               Address:  [***]


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                               /s/ Patricia A. Wier
                               -------------------------------
                               Name:  Patricia A. Wier
                               Address:  [***]


                               /s/ John H. Birdsall, III
                               -------------------------------
                               Name:  John H. Birdsall, III
                               Address:  [***]


                               /s/ Bruce P. Bickner
                               -------------------------------
                               Name:  Bruce P. Bickner
                               Address:  [***]


                               /s/ Dennis J. Keller
                               -------------------------------
                               Name:  Dennis J. Keller
                               Address:  [***]


                               /s/ John E. Jones
                               -------------------------------
                               Name:  John E. Jones
                               Address:  [***]


                               /s/ William A. Osborn
                               -------------------------------
                               Name:  William A. Osborn
                               Address:  [***]


                               /s/ Thomas A. Donahoe
                               -------------------------------
                               Name:  Thomas A. Donahoe
                               Address:  [***]


                               /s/ John Rau
                               -------------------------------
                               Name:  John Rau
                               Address:  [***]


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                               /s/ John F. Riordan
                               -------------------------------
                               Name:  John F. Riordan
                               Address:  [***]


                           ESCROW AGENT
                           BNY MIDWEST TRUST COMPANY



                               By:  /s/ D.G. Donovan
                                  ----------------------------
                                  Name:  D.G. Donovan
                                  Title:   Vice President





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